UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Circle Internet Group, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! CIRCLE INTERNET GROUP, INC. ONE WORLD TRADE CENTER, 87TH FLOOR NEW YORK, NY 10007 CIRCLE INTERNET GROUP, INC. 2026 Annual Meeting Vote by May 13, 2026 11:59 PM ET You invested in CIRCLE INTERNET GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2026. Vote Virtually at the Meeting* May 14, 2026 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/CRCL2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V84247-P42417 Get informed before you vote View the Notice & Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V84248-P42417 1. Election of Three Class I Directors Nominees: 1a. Jeremy Allaire For 1b. Craig Broderick For 1c. P. Sean Neville For 2. Advisory Vote to Approve Named Executive Officer Compensation For 3. Advisory Vote to Approve the Frequency of Future Advisory Votes on Named Executive Officer Compensation 1 Year 4. Ratification of the Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm For